SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

350 Fifth Avenue

Suite 7120

New York, NY 10118

(Address of principal executive offices) (Zip code)

Michael Feldschuh

350 Fifth Avenue

Suite 7120

New York, NY 10118

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2015 to DECEMBER 31, 2015

Item 1. Report to Shareholders

Daxor Corporation

Financial Statements
For the Year Ended
December 31, 2015

ITEM 1

Daxor Corporation

March 14, 2016

Dear Fellow Shareholder:

Daxor Corporation is an investment company with medical instrumentation and biotechnology operations. We have attached a report of our portfolio holdings and investment activity for the year ended December 31, 2015. Please review this information carefully.

Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. If the company was still reporting as a 1934 Act Company, we would have shown net income of $6,221,031 or $1.60 per share for the year ended December 31, 2015. The Company had $21,356,338 of margin loans payable at December 31, 2014 and $3,845,112 of margin loans payable at December 31, 2015. However, since Daxor reports as an investment company, we are reporting a decrease in net assets for the year ended December 31, 2015.

Daxor has undertaken a program of increasing operating efficiency and renewed efforts to reinvigorate its marketing and sales efforts. This effort is being led by Michael Feldschuh, our Acting Chief Executive Officer of the corporation and a member of the board of directors. Mr. Feldschuh has identified key needs in the area of marketing and clinical support as well as areas of operations that can be run more efficiently. At this point in the company’s development, important published studies as well as thousands of patients successfully treated with our device show its significance and efficacy. This leads to a focus on business development and sales as a primary focus going forward to drive results of the company.

To aid in this effort a position of Vice President for Marketing and Strategic Development has been created. The sales team of the company is in the process of being reorganized with a results-focused management effort driven by cloud-based real-time metrics. Management feels strongly that the technology of the company is significantly superior to the current medical practices for detecting blood volume derangements and that with proper physician education and outreach the adoption of our device will grow significantly driven by these new efforts and strategic partnerships that the company is currently exploring.

The Company’s investment policy is to maintain a minimum of 80% of its portfolio in electric utilities. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary or advisable. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio. At December 31, 2015, investments in electric utilities made up 88.7% of the value of the Company’s portfolio. Dividends from the Company’s investments in electric utilities made up 79.2% of the Company’s total dividends received for the year ended December 31, 2015. The Company received dividend income on 40 of the 45 common and preferred stocks in its investment portfolio at December 31, 2015.

At December 31, 2015, the net unrealized gain on the Company’s securities portfolio was $8,464,124. This was comprised of unrealized gains of $8,660,860 and unrealized losses of $(196,736). The portfolio turnover rate for the year ended December 31, 2015 was 7.43% which indicates an average holding period of approximately 13 years for our investment portfolio. The investment approach of management is to buy stocks which it is prepared to hold for the long term.

The Company maintains a diversified securities portfolio which consists primarily of the common and preferred stocks of electric utility companies. The Company sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. At December 31, 2015 the net receivable due from the Broker was $7,255.

The Company engages in the short selling of stock. When this occurs, the short position is marked to market and this adjustment is recorded as an unrealized gain or loss in the statement of operations. The Company uses historical cost to determine all gains and losses. The fair market value is readily obtainable because all of the Company’s marketable securities are classified as Level 1.

The Company also uses options as follows in order to increase yearly investment income:

a)	The use of “Call” Options. Covered options can be sold up to a maximum of 20% of the value of the portfolio. This provides extra income in addition to dividends received from the Company’s investments. The risk of this strategy is that investments may be called away, which the Company may have preferred to retain. Therefore, a limitation of 20% is placed on the amount of stock on which options can be written. The amount of the portfolio on which options are actually written is usually between 3-10% of the portfolio. The historical turnover of the portfolio is such that the average holding period is in excess of ten years for our securities.
b)	The use of “Put” options. Put options are written on stocks which the Company is willing to purchase. While the Company does not have a high rate of turnover in its portfolio, there is some turnover; for example, due to preferred stocks being called back by the issuing Company, or stocks being called away because call options have been written. If the stock does not go below the put exercise price, the Company records the proceeds from the sale as income. If the put is exercised, the cost basis is reduced by the proceeds received from the sale of the put option. There may be occasions where the cost basis of the stock is lower than the market price at the time the option is exercised.

c)	Speculative Short Sales/Short Options. The Company normally limits its speculative transactions to no more than 15% of the value of the portfolio. The Company may sell uncovered calls on certain stocks. If the stock price does not rise to the price of the call, the option is not exercised and the Company records the proceeds from the sale of the call as income. If the call is exercised, the Company will have a short position in the related stock. The Company then has the choice of covering the short position, or selling a put against it. If the put is exercised, then the short position is covered. The Company’s current accounting policy is to mark to market at the end of each quarter any short positions, and include it in the income statement. While the Company may have speculative positions equal to 15% of its accounts, in actual practice the net short stock positions usually account for less than 10% of the assets of the Company.
1

The Company realized a net gain from the sale of investments for the year ended December 31, 2015 of $12,268,050. The most significant gains from the sale of investments were as follows:

•	$1,817,105 on 30,000 shares of DTE Energy.
•	$1,422,336 on 52,900 shares of Unitil.
•	$ 1,179,415 on 28,002 shares of Pinnacle West.
•	$ 1,072,316 on 29,751 shares of National Grid.
•	$ 906,687 on 25,000 shares of NiSource.
•	$ 745,834 on 58,200 shares of Hawaiian Electric.
•	$ 739,758 on 21,320 shares of Eversource Energy.
•	$ 584,336 on 16,600 shares of American Electric Power.
•	$ 577,503 on 25,500 shares of CMS Energy.
•	$ 517,321 on 9,000 shares of Entergy.
•	$ 462,443 on 13,332 shares of UIL Holding.
•	$ 432,500 on 36,250 shares of PNM Resources.
•	$ 407,561 on 23,941 shares of Westar Energy.
•	$ 376,330 on 13,117 shares of Duke Energy.
•	$ 232,823 on 11,050 shares of XCEL Energy.

The Company realized a net loss from covering short positions of $(4,909,297) for the year ended December 31, 2015. The most significant losses from covering short positions were as follows: $(1,727,882) on 60,500 shares of Apple, $(1,190,715) on 16,000 shares of Simon Property Group, $(942,952) on 11,600 shares of Keurig Green Mountain Coffee, $(218,763) on 5,000 shares of Pool Corp, $(247,878) on 700 shares of Netflix and $(166,342) on 14,000 shares of Best Buy.

At December 31, 2015, the Company had net assets of $14,427,532 or $3.74 per share versus net assets of $24,580,735 or $6.16 per share at December 31, 2014. Net assets decreased by $(10,153,203) during the year ended December 31, 2015. The Company had dividend income of $1,047,986 net realized gains from investments of $12,268,050 and net realized gains from options of $1,144,713. These amounts were offset by a net change in the unrealized depreciation on investments of $(13,217,617), realized losses on the sale of short positions of $(4,909,297), a charge of $(4,356,875) for establishing a reserve of 100% against the Company’s deferred tax asset and a net realized loss on its investment in the Company’s Operating Division of $(3,477,122). The net change in the unrealized depreciation on investments of $(13,217,617) includes a charge of $(11,183,457) which is the decrease in the net fair value over cost of the Company’s securities portfolio from December 31, 2014 to December 31, 2015.

The Company has made a decision to focus primarily on its operations and reduce its dependence on income from short term stock market investing. While the primary focus of the Company has always been on its operations, the Company has also supplemented its income from both long and short term stock market investing. The Company has had a long term track record of successful investing. However, this activity was unsuccessful during the four year period ended December 31, 2014 and the Company incurred significant losses. The Company is, therefore, in the process of markedly reducing its option trading. At some point in the near future, it may eliminate such option trading entirely. The Company has always considered itself to be primarily an operating company. While it is currently classified as an investment company and understands why the SEC has required the Company to be designated as an investment company, our primary focus has always been on our operational objectives. The Company anticipates that as income from operations increases that it will, at a future time, request a change back to its previous designation as an operating company and report accordingly.

Blood volume measurement is a fundamental tool for accurate diagnosis and treatment in a variety of medical and surgical conditions such as congestive heart failure, critical care medicine and intensive care unit medicine, hypertension, syncope, pre-operative blood screening for hidden anemia, anemia in cancer patients, kidney failure, and hyponatremia, as well as additional conditions. Despite the fact that blood volume derangements are commonly encountered in these conditions, treatment is based on indirect measurements and clinical signs that are, at best, crude guesstimates of what a patient’s actual blood volume status is. Despite having a unique technology with obvious significant utility that should be in every hospital in the United States, we nevertheless have to drive adoption with a combination of education and research studies skillfully presented by our sales force.

The most common tools currently in use to estimate blood volumes are the hematocrit/hemoglobin tests. These tests only measure the concentration of red cells in a peripheral sample of the patient’s blood and do not measure a patient’s blood volume. They are particularly likely to be misleading when patients are having major blood volume derangements. These two tests are more than 125 years old. The Blood Volume Analyzer is the only FDA cleared instrument which provides a true measure of the patient’s total blood volume to an accuracy of approximately 98% and also provides an accurate estimate of what a patient’s normal blood volume should be.

 There have been major changes in the administration of healthcare in the United States, particularly with the implementation of the Affordable Care Act (“ACA”). Medicare has instituted a financial penalty policy for conditions such as congestive heart failure when patients are readmitted in 30 days or less. Hospitals are reimbursed on the basis of Diagnostic Reimbursement Guidelines (“DRG’s”.) The hospital is reimbursed a fixed amount for a specific condition such as congestive heart failure regardless of whether the patient is in the hospital for 5 days, 10 days, or 25 days. Previously hospitals had readmission rates as high as 25% within 30 days for congestive heart failure patients. Each readmission resulted in a completely new payment. Under the new Medicare guidelines, hospitals are now financially penalized for these types of readmissions. In the case of congestive heart failure patients who have a death rate of between 35 to 40% within one year after their first admission, the hospitals are in a very difficult financial situation. The BVA-100 offers a remarkable opportunity to hospitals to avoid readmission penalties and the potential for follow-up outpatient treatment utilizing blood volume measurement to optimize outpatient treatment and avoid readmission.

2

Dr. Wayne Miller and Dr. Brian Mullan of the Mayo Clinic recently published a powerful study in the Journal of the American College of Cardilogy - Heart Failure (Understanding the Heterogeneity in Volume Overload and Fluid Distribution in Decompensated Heart Failure is Key to Optimal Volume Management); J Am Coll Cardiol HF 2014;2:298-305) which demonstrated how heterogeneous these patients are. Physicians treating heart failure patients without this type of knowledge on a formula basis are not treating these patients optimally and this is a major reason for the high readmission rates.

There have been many published research reports issued over the last ten years which definitively show the benefits of the utilization of blood volume analysis. Despite this, there has still has been limited acceptance and utilization of this technology. The company continues to explore the possibility of partnering with another company with the appropriate scientific expertise and financial assets to begin a more aggressive marketing program even as we have our own restructuring underway in the past three months. Management believes that the potential benefits for an acquiring or partnering company are significant because of our intellectual property as well as the technologic superiority of our device. If used properly, the market in the United States for patients under consideration for a blood transfusion or the withholding of a transfusion would approach five million tests per year. There are currently 250,000 to 350,000 patients undergoing renal dialysis at any given time. The death rate for renal dialysis patients is about 65% within five years. 25% of these patients suffer at least one severe crash episode, which is a collapse of their blood pressure. Dr. David Goldfarb of the New York University Medical Center has performed research on these types of patients utilizing blood volume measurement. For the first time, he has demonstrated that it is possible to accurately determine the quantity of fluids to be removed from a patient during dialysis. At the present time this is performed on a “guesstimate” basis. It is not surprising there is such a high rate of complications in these patients.

The most widely read textbook in Critical Care Medicine is “The ICU Book (Intensive Care Unit)” by Paul Marino, M.D., PhD, FCCM. The fourth edition of this book was released in October of 2013. Dr. Marino is on the staff of Cornell University and is an internationally recognized authority on Critical Care Medicine. In a chapter on Hypovolemia (Low Blood Volume) in the fourth edition of “The ICU Book,” Dr. Marino wrote the following: “Blood Volume measurements have traditionally required too much time to perform to be clinically useful in an ICU setting, but this has changed with the introduction of a semi-automated Blood Volume Analyzer (Daxor Corporation, New York, NY) that provides blood volume measurements in less than an hour. When blood volume measurements were made available for patient care, 53% of the measurements led to a change in fluid management, and this was associated with a significant decrease in mortality rate (from 24% to 8%). These results highlight the benefits of the clinical assessment of blood volume, and the potential for improved outcomes when blood volume measurements are utilized for fluid management.“Among the concluding statements Dr. Marino makes in this chapter are the following: “The clinical evaluation of intravascular volume, including the use of central venous pressure (CVP) measurements, is so flawed that it has been called a comedy of errors” and direct measurements of blood volume are clinically feasible, but are underutilized. “This is important recognition from a physician who is considered one of the top authorities on Intensive Care Medicine. We are making every effort to publicize this information as part of our ongoing efforts to educate the public about the importance of blood volume measurement.

The Company had 66 BVA-100 Blood Volume Analyzers placed at client sites on December 31, 2015 versus 68 at December 31, 2014. The Company sold 2,249 Volumex Kits for the year ended December 31, 2015 versus 2,228 for the year ended December 31, 2014. Revenue from Kit Sales was $713,582 during the year ended December 31, 2015 versus $738,999 for the same period in 2014 for a decrease of $(25,417) or (3.4%).

As part of our effort to improve our sales, the company made major improvements to our website to provide significantly more information for physicians and members of the public about the benefits of utilizing blood volume measurement. This effort was the first step in a comprehensive effort that is underway to improve the marketing and sales efforts of the company. Increasing sales of devices and physician adoption to routinely treat patients is a focus of the company’s efforts. Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Joseph Feldschuh, MD

Chairman of the Board of Directors

3

Daxor Corporation

Schedule of Investments

December 31, 2015

	Shares	Fair Value
COMMON STOCKS - 94.76%

Banking-0.38%
First Niagara Financial Group, Inc.	5,000	$54,250

Gold-1.24%
Newmont Mining	10,000	$179,900

Investment Services-0.49%
United States Natural Gas Fund, LLP (a)	8,125	$70,444

Other Common Stock-0.17%		$24,517

Oil & Gas Pipelines-2.08%
Columbia Pipeline Group, Inc.	15,000	$300,000

Utilities-90.40%
Electric Utilities-88.69%
Ameren Corp.	2,000	$86,460
American Electric Power Co. Inc.	6,000	349,620
Avangrid, Inc. (a)	9,000	345,600
Avista Corp.	7,000	247,590
Centerpoint Energy, Inc.	1,000	18,360
CMS	16,000	577,280
DTE Energy Co.	17,000	1,363,230
Duke Energy Corp.	5,000	356,950
Edison International	5,000	296,050
Entergy Corp.	31,000	2,119,160
Eversource Energy	20,000	1,021,400
Exelon Corp.	21,300	591,501
Firstenergy Corp.	52,000	1,649,960
Great Plains Energy Inc.	1,500	40,965
National Grid PLC Shares	9,000	625,860
NISOURCE Inc.	19,000	370,690
Pepco Holdings Inc.	2,000	52,020
PG & E Corp.	5,000	265,950
Pinnacle West Capital Corp.	3,000	193,440
PNM Resources, Inc.	37,500	1,146,375
Teco Energy, Inc.	2,000	53,300
WEC Energy Group	1,128	57,878
Westar Energy, Inc.	16,000	678,560
XCEL Energy, Inc.	8,000	287,280
		$12,795,479

Natural Gas Utilities-1.71%
Southwest Gas Corp.	1,000	55,160
Spectra Energy Corp.	8,000	191,520
		$246,680

Total Utilities		$13,042,159

Total Common Stock (Cost $5,609,888)-94.76%		$13,671,270
4

Daxor Corporation

Schedule of Investments (Continued)

December 31, 2015

	Shares	Fair Value
Preferred Stocks-8.20%
Banking-5.52%
Bank of America Corp., 7.250% Series L	300	327,981
Barclays Bank PLC ADR, 8.125% Series 5 Callable	2,500	66,325
Deutsche Bank Contingent Capital Trust III Preferred, Div 7.60%	10,000	264,400
Goldman Sachs Group, 6.20% Series B Callable	1,000	25,990
Wells Fargo Company, 8.00 % Series J Non-Cumulative	4,000	112,320
		$797,016

Electric Utilities-2.68%
Duquesne Light Co. Preferred, 3.75% Callable	400	$17,000
Pacific Gas & Electric, 5% Series D	1,000	24,590
Pacific Gas & Electric, 5% Series E	1,100	27,940
Pacific Gas & Electric, 6% Series A	4,200	122,850
Southern California Edison, 4.32% Callable	5,500	131,554
Southern California Edison, 4.78% Callable	2,500	62,125
		$386,059

Total Preferred Stock (Cost $780,333)-8.20%		$1,183,075

Total Investment in Securities (Cost $6,390,221)-102.96%		$14,854,345

Investment in Operating Division (Cost $4,113,846)-24.41%		$3,521,814

Receivable from Broker-Restricted Cash-17.02%		$2,455,595

Other Assets-0.43%		$61,554

Total Assets-144.82%		$20,893,308
Total Liabilities -(44.82%)		(6,465,776)
Net Assets-100.00%		$14,427,532
5

Daxor Corporation
Schedule of Investments (Continued)
December 31, 2015

At December 31, 2015, the net unrealized appreciation on investment in securities, options and securities borrowed of $7,714,505 was made up of the following items:

Net unrealized appreciation on investment in securities	$8,464,124
Net unrealized (depreciation) on securities borrowed	(761,532)
Net unrealized appreciation on options borrowed	11,913
Net unrealized appreciation on investment in securities, securities and options borrowed	$7,714,505

(a) Non-income producing security

Portfolio Analysis

As of December 31, 2015

Percentage of Net Assets
Common Stock
Banking	0.38%
Gold	1.24%
Investment Services	0.49%
Other Common Stock	0.17%
Oil & Gas Pipelines	2.08%
Electric Utilities	88.69%
Natural Gas Utilities	1.71%
Total Common Stock	94.76%

Preferred Stock
Banking	5.52%
Electric Utilities	2.68%
Total Preferred Stock	8.20%

Total Investment in Securities	102.96%
6

Daxor Corporation
Schedule of Investments
December 31, 2015

Name of Issuer	Number of Shares in Short Position at December 31, 2015	Fair Value of Short Position at December 31, 2015
Securities borrowed at fair value-(16.97%)
Apple, Inc.	(1,500)	$(157,890)
Intuitive Surgical, Inc.	(500)	(273,080)
KB Home	(3,000)	(36,990)
Newmont Mining	(2,000)	(35,980)
Simon Property Group Inc.	(10,000)	(1,944,400)
Securities borrowed at fair value-(16.97%)		$(2,448,340)

Restricted Cash-17.02%		2,455,595

Restricted Cash, Net of Securities borrowed at fair value-0.05%		$7,255

The accompanying notes are an integral part of these financial statements.

7

Daxor Corporation
Summary of Options
As at December 31, 2015

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR VALUE

Open Options Written-(0.90%)
Call Options Written-(0.20%)
British Petroleum	(6)	36.00	01/15/2016	$(6)
Columbia Pipeline Group, Inc.	(30)	22.50	01/15/2016	(750)
Duke Energy Corporation	(50)	75.00	01/15/2016	(450)
Entergy Corp.	(25)	67.50	01/15/2016	(4,000)
Entergy Corp.	(35)	70.00	01/15/2016	(1,400)
Entergy Corp.	(30)	72.50	01/15/2016	(450)
Entergy Corp.	(25)	70.00	03/18/2016	(3,562)
Entergy Corp.	(30)	72.50	03/18/2016	(2,250)
Firstenergy Corporation	(30)	34.00	01/15/2016	(214)
Firstenergy Corporation	(30)	35.00	01/15/2016	(150)
Firstenergy Corporation	(50)	36.00	01/15/2016	(19)
Firstenergy Corporation	(50)	37.00	01/15/2016	(3)
Firstenergy Corporation	(50)	38.00	01/15/2016	(1)
Firstenergy Corporation	(50)	39.00	01/15/2016	(—)
Firstenergy Corporation	(30)	34.00	04/15/2016	(1,425)
Firstenergy Corporation	(30)	35.00	04/15/2016	(917)
Firstenergy Corporation	(20)	36.00	04/15/2016	(422)
National Grid Plc	(15)	70.00	03/18/2016	(2,813)
Newmont Mining Corp.	(50)	21.00	01/15/2016	(200)
Newmont Mining Corp.	(50)	21.00	02/19/2016	(1,200)
PNM Resources	(20)	30.00	02/19/2016	(2,475)
Polo Ralph Lauren	(20)	14000	01/15/2016	(1)
United States National Gas Fund	(25)	15.00	07/17/2015	(—)
Westar Energy Inc.	(15)	40.00	03/18/2016	(4,800)
Total Call Options Written				$(27,508)
8

Daxor Corporation

Summary of Options (Continued)

As at December 31, 2015

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR VALUE

Put Options Written-(0.70%)
Apple, Inc.	(2)	90.00	01/15/2016	$(25)
Apple, Inc.	(4)	100.00	01/15/2016	(244)
Apple, Inc.	(4)	105.00	01/15/2016	(781)
Apple, Inc.	(5)	105.00	02/19/2016	(2,337)
Bank of America Corp.	(35)	12.00	01/15/2016	(6)
Bank of America Corp.	(30)	14.00	01/15/2016	(59)
Bank of America Corp.	(50)	15.00	01/15/2016	(150)
Bank of America Corp.	(35)	13.00	02/19/2016	(123)
Bank of America Corp.	(25)	15.00	01/15/2016	(325)
Bank of America Corp.	(25)	12.00	05/20/2016	(214)
Bank of America Corp.	(40)	13.00	05/20/2016	(580)
British Petroleum	(50)	35.00	01/15/2016	(18,625)
British Petroleum	(103)	36.00	01/15/2016	(48,719)
British Petroleum	(10)	29.00	04/15/2016	(1,153)
Centerpoint Energy, Inc.	(15)	16.00	01/15/2016	(225)
Duke Energy Corporation	(30)	60.00	01/15/2016	(48)
Entergy Corp.	(20)	50.00	01/15/2016	(400)
Firstenergy Corporation	(10)	27.00	01/15/2016	(—)
Intuitive Surgical Inc.	(5)	460.00	01/15/2016	(1,175)
KB Home	(30)	11.00	01/15/2016	(330)
National Grid Plc	(20)	65.00	01/15/2016	(9)
Newmont Mining Corp.	(60)	15.00	01/15/2016	(240)
Newmont Mining Corp.	(30)	16.00	01/15/2016	(292)
Newmont Mining Corp.	(20)	18.00	01/15/2016	(1,180)
Newmont Mining Corp.	(40)	20.00	01/15/2016	(8,200)
Newmont Mining Corp.	(45)	15.00	03/18/2016	(1,819)
Newmont Mining Corp.	(25)	16.00	03/18/2016	(1,587)
Newmont Mining Corp.	(35)	17.00	03/18/2016	(3,361)
Newmont Mining Corp.	(30)	15.00	06/17/2016	(2,520)
Pinnacle West Capital Corporation	(15)	55.00	04/15/2016	(675)
PNM Resources	(30)	25.00	02/19/2016	(600)
Simon Property Group Inc.	(50)	170.00	01/15/2016	(950)
Simon Property Group Inc.	(50)	170.00	02/19/2016	(4,725)
Total Put Options Written				$(101,677)

Total Call and Put Options Written-(Premium Received)-(0.90%)				$(129,185)

Margin loans payable-(26.65%)				$(3,845,112)

Securities borrowed at fair value-(16.97%)				$(2,448,340)

Other Liabilities-(0.30%)				$(43,139)

TOTAL LIABILITIES-(44.82%)				$(6,465,776)
9

Daxor Corporation
Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities at fair value, (cost of $6,390,221)	$14,854,345
Investment in operating division at fair value, (cost of $4,113,846)	3,521,814
Receivables from Broker:
Restricted cash	2,455,595
Dividends receivable	33,383
Prepaid taxes	28,171
Total Assets	20,893,308
Liabilities:
Margin loans payable	3,845,112
Call and put options	129,185
Securities borrowed at fair value	2,448,340
Income taxes payable	34,000
Accounts payable and accrued expenses	9,139
Total Liabilities	6,465,776

Net Assets	$14,427,532

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 3,852,488 shares outstanding of $0.01 par value capital stock outstanding)	$3.74
Net Assets consist of:
Capital paid in	$10,753,523
Undistributed net investment income	10,242,608
Unrealized net appreciation on investments, options and securities borrowed	7,714,505
Treasury Stock	(14,283,104)
Net Assets	$14,427,532

The accompanying notes are an integral part of these financial statements.

10

Daxor Corporation
Statement of Operations
For the Year Ended December 31, 2015

Investment Income:
Dividend income	$1,047,986

Expenses:
Investment administrative charges	256,124
Professional fees	121,966
Transfer agent fees	58,730
Interest	160,646
Total Expenses	597,466

Net Investment Income	450,520

Realized and Unrealized Gain (Loss) on Investments and Other items
Net realized gain from investments	12,268,050
Net realized gain from options	1,004,791
Net realized loss from short sales	(4,909,297)
Net change in unrealized appreciation on investments, options and securities borrowed	(13,217,617)
Realized loss on investment in operating division	(3,477,122)
Net Realized and Unrealized loss on investments and other items	(8,331,195)

Income Tax Expense	1,265,675

Net Decrease in Net Assets Resulting From Operations	$(9,146,350)

The accompanying notes are an integral part of these financial statements.

11

Daxor Corporation
Statement of Changes in Net Assets

For the Years Ended December 31, 2015 and 2014

	Year Ended December 31, 2015	Year Ended December 31, 2014
Decrease in Net Assets from Operations
Net investment income	$450,520	$924,137
Net realized gain from investments in securities	12,268,050	5,983,428
Net realized gain (loss) from options	1,004,791	(656,381)
Net realized loss from short sales	(4,909,297)	(9,832,297)
Net change in unrealized appreciation on investments, options and securities borrowed	(13,217,617)	2,141,267
Realized loss on investment in operating division	(3,477,122)	(4,017,670)
Income tax (expense) benefit	(1,265,675)	4,480,813
Net Decrease in Net Assets Resulting From Operations	(9,146,350)	(976,703)

Capital Share Transactions:
Cost of treasury stock purchased	(860,286)	(695,890)
Increase in net assets resulting from stock-based compensation	7,535	2,232
Net Decrease in Net Assets Resulting From Capital Share Transactions	(852,751)	(693,658)

Distributions to shareholders from:
Net investment income	(154,102)	(119,751)
Total Net Decrease in Net Assets	(10,153,203)	(1,790,112)

Net Assets:

Beginning of Period	24,580,735	26,370,847

End of Period (including undistributed net investment income of $10,242,608 in 2015 and $10,752,428 in 2014 included in net assets)	$14,427,532	$24,580,735

The accompanying notes are an integral part of these financial statements.

12

Daxor Corporation
Statement of Cash Flows
For the Year Ended December 31, 2015

Cash flows from operating activities:
Net Decrease in Net Assets Resulting From Operations	$(9,146,350)
Net realized gain from investments	(12,268,050)
Net realized gain from options	(1,004,791)
Net realized loss from short sales	4,909,297
Net change in unrealized appreciation on investments, options and securities borrowed	13,217,617
Investment in/advances to operating division	(3,571,078)
Realized loss on investment in operating division	3,477,122
Purchase of call and put options	(147,528)
Sale of call and put options	627,166
Purchases of securities	(1,761,284)
Proceeds from sales of securities	22,691,192
Increase in restricted cash	(2,264,738)
Decrease in dividends receivable	100,514
Increase in prepaid taxes	(3,687)
Decrease in accounts payable	(6,757)
Increase in income taxes payable	1,500
Increase in securities borrowed at fair value	2,448,340
Stock based compensation	7,535
Deferred income tax expense	1,219,594
Net cash provided by operating activities	18,525,614

Cash used in financing activities
Proceeds from margin loan payable	6,917,013
Repayment of margin loan payable	(24,428,239)
Payment of Dividend	(154,102)
Purchase of treasury stock	(860,286)
Net cash used in financing activities	(18,525,614)

Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:

Income taxes	$30,511

Interest on margin loans payable	$174,435

Interest on short sales of equities	$294

The accompanying notes are an integral part of these financial statements.

13

Daxor Corporation
Financial Highlights

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented.

The annual financial information will be included in the Company’s annual report to Shareholders, a copy of which is available at no charge on request by calling 1-212-330-8500.

	Year Ended December 31, 2015	Year Ended December 31, 2014 (Restated)
Net Asset Value Per Share, Beginning of Period	$6.16	$6.45

Loss from operations:
Net investment income	0.11	0.23
Net realized and unrealized (loss) from investments	(2.12)	(1.34)
Income tax (expense) benefit	(0.32)	0.87
Other	(0.05)	(0.02)
Total from Investment Operations	(2.38)	(0.26)

Less:
Distributions to shareholders from net investment income	(0.04)	(0.03)

(Decrease) in Net Asset Value Per Share	(2.42)	(0.29)

Net Asset Value Per Share, End of Period	$3.74	$6.16

Market Price Per Share of Common Stock, Beginning of Year	$6.80	$6.83
Market Price Per Share of Common Stock, End of Year	7.60	6.98
Change in Price Per Share of Common Stock	$0.80	$0.15

Total Investment Return	11.76%	2.20%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$14,427	$24,580

Ratio of total expenses to average net assets	3.06%	2.70%

Ratio of net investment income before income taxes to average net assets	2.31%	3.63%

Ratio of net investment (loss) income after income taxes to average net assets	(4.18%)	17.48%

Portfolio turnover rate	7.43%	3.34%

Per share amounts are based on 3,921,697 and 4,040,242 weighted average shares outstanding as of December 31, 2015 and 2014, respectively.

The accompanying notes are an integral part of these financial statements.

14

Daxor Corporation
Notes to Financial Statements

December 31, 2015 (Unaudited)

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Company’s investment goals, objectives and principal strategies are as follows:

1.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

2.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities and securities sold short that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

15

Daxor Corporation
Notes to Financial Statements

December 31, 2015

2. Significant Accounting Policies-(continued)

Restricted Cash

The restricted cash of $2,455,595 at December 31, 2015 is the net value of the following items:

Item	Amount
Amounts received on the short sale of equities	$23,229,729
Amounts paid to cover short positions in equities	(38,649,384)
Net credits and charges to mark short positions to market	18,170,288
Dividends charged on short positions in equities	(295,038)
Total	$2,455,595

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statements of financial condition at estimated fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders. The undistributed net income of $16,812,307 at December 31, 2015 consists entirely of ordinary income.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes” The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Reclassifications

Undistributed net investment income was decreased by $4,246,984 and unrealized net appreciation on investments, options and securities borrowed was increased by the same amount to reclassify net unrealized appreciation on options and securities borrowed as of December 31, 2014. This reclassification had no effect on net assets or on net decrease in net assets resulting from operations in 2015 or in prior years. In 2015, the Company reflects the net change in unrealized appreciation on investments, options and securities borrowed on a gross basis, and reflects the deferred income taxes on such change in income tax expense in the statement of operations.

16

Daxor Corporation
Notes to Financial Statements

December 31, 2015

3. Investments, financial instruments and related risks

The following tables summarize the inputs used as of December 31, 2015 for the Company’s assets and liabilities measured at fair value on a recurring basis at December 31, 2015, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$13,671,270	$—	$—	$13,671,270
Preferred Stocks	1,183,075	—	—	1,183,075
Investment in Operating Division	—	—	3,521,814	3,521,814
Total	$14,854,345	$—	$3,521,814	$18,376,159

Liabilities	Level 1	Level 2	Level 3	Total
Margin Loans	$3,845,112	$—	$—	$3,845,112
Securities borrowed at fair value	$2,448,340			$2,448,340
Call and Put Options	$129,185	$—	$—	$129,185

Purchased call and put options: When the Company purchases an option, an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Securities borrowed: The Company sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. However see Note 1 regarding the Company’s investment goals and its used of covered positions.

During the year ended December 31, 2015, the Company realized proceeds of $22,691,192 from the sale of investment securities and $627,166 from writing call and put options. During the same period, the Company spent $ 1,761,284 to purchase investment securities and $147,528 to purchase call and put options.

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the year ended December 31, 2015:

Balance at December 31, 2015
Balance, January 1, 2015	$3,427,858
Investment in/Advances to Operating Division	3,571,078
Realized Loss on Investment in Operating Division	(3,477,122)
Balance December 31, 2015	$3,521,814

The Company’s Level 3 assets consist of its investment in its Operating Division. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial realized operating losses. Due to these substantial realized losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations.

The Company has determined that the fair value of the Operating Division approximates the net book value of certain property and equipment, reduced by the remaining mortgage balance. The property and equipment consist of land, buildings and laboratory equipment located in Oak Ridge, Tennessee which was appraised on January 2015 for an amount that approximates the net book value of such assets.

17

Daxor Corporation
Notes to Financial Statements

December 31, 2015

4. Derivative Instruments

The Company writes call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

The following table summarizes the Company’s activity in call and put options for the year ended December 31, 2015.

Total Proceeds Received on open positions at 01/01/15	Sale of Options from 01/01/15-12/31/15	Expirations, Purchases and Assignments of Options from 01/01/15-12/31/15	Proceeds Received on open positions at 12/31/15	Market Value at 12/31/15	Unrealized Gain at 12/31/15
$50,948	$627,166	$537,016	$141,098	$129,185	$11,913

The derivatives are shown at market value of $129,185 on the Statement of Assets and Liabilities at December 31, 2015 as “Call and Put Options.”

The following table summarizes the value of all derivatives as reported on the Statement of Assets and Liabilities at December 31, 2015:

Description	Market Value	Proceeds	Net (Loss) Gain	Unrealized Gain	Unrealized (Loss)
Call Options	$27,508	$43,196	$15,688	$24,953	$(9,265)
Put Options	101,677	97,902	(3,775)	28,568	(32,343)
Total Options	$129,185	$141,098	$11,913	$53,521	$(41,608)

For the year ended December 31, 2015, the Company recorded a realized gain of $1,004,791 on call and put options and a net unrealized loss of $748,677 on call and put options.

5. Income Taxes

The Company accrues income taxes in interim periods based upon it estimated annual effective tax rate.

The net income tax expense for the year ended December 31, 2015 is comprised of the following:

State and Local Franchise Taxes	$43,650
Other	2,431
Total current income tax expense	46,081
Deferred income tax expense	1,219,594
Net income tax expense	$1,265,675

The Company has a net operating loss carry forward of approximately $12,300,000 and business credits of $1,100,000, both of which will expire in 2035. The Company also has a captial loss carry forward of approximately $4,800,000 which will expire in 2020.

At December 31, 2015, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of December 31, 2015, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2012 through 2015 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2015, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

18

Daxor Corporation
Notes to Financial Statements

December 31, 2015

5. Income Taxes-(continued)

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 15%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended December 31, 2015 due to the losses incurred during the year.

The reconciliation between the Company’s effective tax rate and the U.S. federal statutory tax rate of 35% is as follows:

Computed expected provision at statutory rates	(35.0)%
Valuation allowance	55.6%
Dividend deduction	(3.3)%
State Franchise Taxes	0.6%
Non-deductible and other items	(1.8)%
(16.1)%

The Company is currently being audited by the New York State Department of Finance. Certain allocation percentages are being audited for the years ended December 31, 2010 and 2011. Since the audit has not been completed, the Company cannot determine if any additional taxes, interest and penalties will be assessed.

Since the Company does not distribute all of its net investment income, it may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Company is not held to be a mere holding or investment company.

Provided the Company manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Company should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

19

Daxor Corporation
Notes to Financial Statements

December 31, 2015

5. Income Taxes-(continued)

The Company is currently undergoing two audits. Certain allocation percentages are being audited by the New York City Department of Finance and The New York State Department of Finance for the years ended December 31, 2012 and 2013. Since neither audit has been completed, the Company cannot determine if any additional taxes, interest and penalties will be assessed.

Since the Company does not distribute all of its net investment income, it may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Company is not held to be a mere holding or investment company.

Provided the Company manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Company should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

6. Deferred Tax Assets

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options and mark to market on short positions, as well as from carry forwards of the Company’s net operating losses of approximately $12,300,00, net capital losses of approximately $4,800,000 and tax credits of $1,090,700 for tax purposes.

The deferred tax asset, net available for use at December 31, 2015 is computed at the federal statutory rate of 35% and comprised of the following:

Deferred Tax Assets, Net:

Fair value adjustment for available-for-sale securities	$(2,962,443)
Unrealized losses on short positions	262,367
Net Operating Loss-carry forward	4,271,069
Net Capital Loss-carry forward	1,694,585
Tax Credits carried forward	1,090,700
Others	597
Total deferred tax assets before valuation allowance	$4,356,875
Valuation allowance	(4,356,875)
Total deferred tax assets after valuation	—

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $4,356,875 at December 31, 2015 and included the write-down of the deferred tax asset of $4,356,875 in income tax expense for the year ended December 31, 2015. The operating loss carry forwards expire in 2035 and the capital loss carry forwards expire in 2020. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

7. Related Party Transactions

The Company reported $256,124 of investment administrative charges on the Statement of Operations for the year ended December 31, 2015. These charges represent a portion of the payroll and related expenses of three employees of the Operating Division for services performed for the Company.

8. Margin Loans

The Company has total margin loans payable at December 31, 2015 of $3,845,112. These loans are secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the year ended December 31, 2015 was $160,352. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for any of the Company’s margin loans.

The following table summarizes the margin loan activity for the year ended December 31, 2015:

Balance at 12/31/15	Weighted average interest rate at 12/31/15	Maximum amount outstanding during the period	Average amount outstanding during the period	Weighted average interest rate during the period
$3,845,112	1.25%	$23,825,331	$12,253,194	1.31%
20

Daxor Corporation
Notes to Financial Statements

December 31, 2015

9. Capital Stock

At December 31, 2015, there were 10,000,000 shares of $0.01 par value capital stock authorized. During the year ended December 31, 2015, the Company repurchased 138,418 shares at a total cost of $860,286. During the year ended December 31, 2014, the Company repurchased 98,672 shares at a total cost of $695,890. The stock is purchased as funds are available and if the stock is trading at a price which management feels is undervalued. This is usually when the market capitalization of the Company is less than the net value of its assets.

The paid in capital of $10,753,123 at December 31, 2015 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$10,700,357
Common Stock	53,166
Total Paid in Capital	$10,753,123

10. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company paid a dividend of $0.04 per share on December 29, 2015. The total dividends paid amounted to $154,102 for the year ended December 31, 2015.

11. Stock Options

In June 2004, the Company created the 2004 Stock Option Plan in an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors shall act as the Plan Administrator, and may issue these options at its discretion. The maximum number of shares that may be issued under this Plan is 200,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the Option Plan, the exercise price of any stock options issued is a minimum of 110% of the closing market price of the Company’s stock on the grant date of the option. Prior to June 2004, the Company issued options to various employees under the previous Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As at December 31, 2015, 49,250 options were outstanding options were outstanding and 12,000 were exercisable.

At December 31, 2015, there was $64,606 of unvested stock-based compensation expense to recognize. The Company recognized $7,535 of share-based compensation expense recognized in the Statement of Operations for the year ended December 31, 2015. The aggregate intrinsic value at December 31, 2015 was $350 and was calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

In 2015, 37,250 stock options were issued to employees and outside consultants with a weighted average exercise price of  $8.50. The 37,250 stock options issued during 2015 are still outstanding but have not vested as of December 31, 2015.

On November 24, 2015 the Company granted 3,000 shares of stock to an employee. This grant of shares will vest as follows: 1,000 shares each on the 24th of November in 2016, 2017 and 2018. In 2015, the Company recognized $892 of expense related to this stock grant. This is based on the vesting of 103 shares in 2015 at the closing price of $8.66 of Daxor Stock on the date of the stock grant.

The fair values of stock options granted were estimated using the Black-Sholes option-pricing model with the following assumptions for the years ended December 31:

	2015	2014
Risk free rates	0.49%-2.09%	0.46%-1.75%
Expected life (in years)	5 - 7	5
Expected volatility	27%-34%	37.70%
Dividend yield	0%	0%

Weighted Average grant date fair value per share	2.32	2.76
21

Daxor Corporation
Notes to Financial Statements

December 31, 2015

11. Stock Options-(continued)

The details of employee option activity for the year ended December 31, 2015 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2015	13,000	$10.92
Granted	37,250	8.50
Cancelled	1,000	11.91
Expired	—	—
Outstanding as at December 31, 2015	49,250	$8.96

The following tables summarize information concerning currently outstanding and exercisable options at December 31, 2015:

Range of Exercise Prices	Number Outstanding at December 31, 2015	Weighted Average Remaining Contractual Life at December 31, 2015	Weighted Average Exercise Price at December 31, 2015
Below - $16.00	49,250	4.94 years	$8.96

Range of Exercise Prices	Number Exercisable at December 31, 2015	Weighted Average Exercise Price at December 31, 2015
Below - $16.00	12,000	$10.92

12. Commitment

On January 20, 2016, the Company signed a new lease which commences on January 22, 2016 and expires on June 30, 2021 for 3,112 square feet of office space in New York City. The Company’s existing lease for office, laboratory and storage space expired on December 31, 2015. As part of the new lease, the existing lease was extended through March 31, 2016 under the same terms and conditions in order to facilitate an orderly transition to the new office space. The Company will receive a payment of $275,000 in 2016 from the landlord as consideration for vacating its existing storage spaces by January 10, 2016. The Rent Commencement Date under the new lease is June 22, 2016 which means the Company will receive five (5) months of free rent.

Assuming the Company does not exercise their one-time right to terminate the lease as of May 31, 2019, the future minimum lease payments exclusive of future cost of living and tax escalation increases are $1,040,847 which is detailed as follows:

Period Covered:	Number of Months	Commitment
June 22, 2016 through December 31, 2016	6.27	$105,691
January 1, 2017 through June 30, 2019	30.00	505,700
July 1, 2019 through June 30, 2021	24.00	429,456
Total Commitment		$1,040,847

The rent expense is allocated to and reflected in the Operating Division’s results of operations which are not a part of these financial statements.

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Daxor Corporation
Notes to Financial Statements

December 31, 2015

13. Recently Issued Accounting Pronouncement

In January 2015, the Financial Accounting Standards Board (the “FASB”) issued ASU 2015-01, “Income Statement – Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items” (“ASU 2015-01”). ASU 2015-01 eliminates the concept of an extraordinary item from accounting principles generally accepted in the United States of America. As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item. However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently. ASU 2015-01 becomes effective for interim and annual periods beginning on or after December 15, 2015. Early adoption is permitted. The Company is currently evaluating the effects of Adopting ASU 2015-01 on its consolidated financial statements but the adoption is not expected to have a significant impact on the Company’s consolidated financial statements.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

14. Fees Payable to Directors

There are no fees payable to members of the Board of Directors at December 31, 2015.

15. Subsequent Events

The Company has evaluated subsequent events through the date of the filing.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Daxor Corporation

We have audited the accompanying statement of assets and liabilities of Daxor Corporation (the “Company”), including the schedule of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the Company’s securities brokers. An audit also includes, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015, the results of its operations and its cash flows for the year then ended and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.

Rotenberg Meril Solomon Bertiger & Guttilla, P.C.

Saddle Brook, NJ

March 14, 2016

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Daxor Corporation
Supplemental Data

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 1-212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to the Company’s portfolio securities, as well as information relating to portfolio securities during the 6 month period ended June 30, 2015 (i) is available, without charge and upon request, by calling 1-212-330-8500; and (ii) on the U.S. Securities and Exchange Commission’s website.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Company’s Form N-Q for September 30, 2015, reporting portfolio securities held by the Company, is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

25

Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose It?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

26

Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” director is an officer and director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 350 Fifth Avenue, Suite 7120, New York, NY 10118.

Independent Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
James Lombard December 26, 1934 1989	Director of Administrative Services Division, New York City Council (Retired) No Directorships
Martin S. Wolpoff September 25, 1942 1989	Educational Consultant, Director Administration Community School District (Retired) No Directorships
Robert Willens October 23, 1946 2002	President & CEO, Robert Willens LLC. EGA Emerging Shares Global Trust
Bernhard Saxe, Esq. November 2, 1938 2008	Partner, Foley & Lardner LLP (retired 02/04) Registered Patent Attorney No Directorships

Inside Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph Feldschuh, M.D. June 10, 1935 1974	Chairman of the Board of Directors and President of Daxor Corporation. No Directorships
Michael Feldschuh November 6, 1969 2013	President of Aristarc Capital LLC No Directorships

Officers

Name Date of Birth Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph Feldschuh, M.D. June 10, 1935 Chairman of the Board of Directors and President	See Above
David Frankel November 27, 1960 Chief Financial Officer	Chief Financial Officer of Daxor Corporation since January 1, 2007. Chief Compliance Officer of Daxor Corporation since January 1, 2012 No Directorships

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-212-330-8500.

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Daxor Corporation

December 31, 2015

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions for the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is available on the Company’s website at http://www.daxor.com/pdfs/daxor_codeofethics.pdf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert Willens is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant in order to assure the Company is in compliance with Rule 17f-2 under the Investment Company Act of 1940. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Year Ended December 31, 2015
Audit Fees	$60,000
Audit-Related Fees	26,654
Tax Fees	18,000
Tax Related	15,504
Total Fees and Services	$120,158

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no fees billed for tax services or other non-audit services by our auditors during the reporting period that required pre-approval by the Audit Committee.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee. The members are: Robert Willens, James A. Lombard, Martin S. Wolpoff and Michael Feldschuh.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

December 31, 2015

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. We recognize that a company’s management is entrusted with the day to day operations of the company, as well as long term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

Due to the nature of our business and our size, it is unlikely that conflicts will arise in our voting of proxies of public companies. We do not engage in investment banking nor we do we have private advisory clients. In the highly unlikely event that a conflict of interest does arise on a proxy voting issue, we will defer that vote to our independent directors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Since Daxor does not have a portfolio manager, the Chief Executive Officer of the Company manages Daxor’s portfolio.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

For information related to share repurchases, see Footnote 9 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, other than as discussed in the following paragraph, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Daxor Corporation.

By:	/s/ Michael Feldschuh
Name: Michael Feldschuh, President
Title: (Chief Executive Officer/ Principal Executive Officer)

Date: March 14, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

David Frankel.

By:	/s/ David Frankel
Name: David Frankel
Title: Chief Financial Officer(Principal Financial Officer/Principal Accounting Officer/Chief Compliance Officer)

Date: March 14, 2016

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